UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C/A
(Amendment No. 1)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

DIGITAL LEARNING MANAGEMENT CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid by written preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Digital Learning Management Corporation
680 Langsdorf Drive, Suite 203
Fullerton, California 92831

INFORMATION STATEMENT

Pursuant To Section 14(c) of Securities and Exchange Act Of 1934

Approximate Date of Mailing: ______________ 2007

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information Statement is being furnished by the Board of Directors of Digital learning Management Corporation (the “Company”) to the stockholders of record of the Company’s common stock at the close of business on January __, 2007 (the “Record Date”), and is being sent to you to inform you of action which has been approved by the holders of at least a majority of the voting power of the Company outstanding on the Record Date, by written consents without holding a meeting of stockholders. By such written consents, such stockholders approved the following action:

1.  To effect a reverse split of the Company's common stock in a ratio of one (1) new share for every 11.97492 existing shares of common stock. There will be no change to the authorized shares of common stock of the Company and any fractional shares will be rounded up,

2.  To amend our Certificate of Incorporation to effect a 1-for-11.97492 reverse stock split with respect to our common stock while maintaining the current authorized shares of common stock (the “Amendment”), and

3.  To enter into a Share Exchange Agreement with Changchun Yongxin Dirui Medical Co., Ltd, a China corporation (“Yongxin”) and all of the shareholders of Yongxin.

Our Board of Directors unanimously adopted and approved the proposals, and on December 21, 2006 we received the written consent, in lieu of a meeting of stockholders, from the holders of 65.07% of the shares of our voting stock approving these actions. No other votes were required to adopt the Amendments and none are being solicited hereunder. A copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit “A”.

This Information Statement is first being mailed or furnished to stockholders on or about ________, 2007, and the Amendments described herein will not become effective until at least twenty (20) calendar days thereafter. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

OUTSTANDING SECURITIES AND VOTING RIGHTS

As of December 21, 2006, the Company had authorized:(1) 75 Million shares of common stock, $0.001 par value, 65,862,072 of which were issued and outstanding, and (2) 5 million shares of blank check preferred stock, $0.001 par value, none of which were issued or outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of Stockholders. Under Delaware law, any action that may be taken at any stockholders’ meeting may be taken by written consent of the requisite number of stockholders required to take such action. The Amendments require the affirmative vote or written consent of the holders of a majority of the Company’s outstanding common stock.

STOCKHOLDERS' RIGHTS

The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Delaware law does not require that the proposed action be approved by a majority of the disinterested shareholders or provide for the rights of appraisal. Holders of the common stock of record as of January 15, 2007 ("Record Date") are entitled to submit their consent to the Board of Directors resolutions described in this Information Statement, although no shareholder consents are required or requested to be submitted, other than that of the majority of the shareholders, in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents will not affect their rights as shareholders regarding the proposed shareholder action by written consent that approves the resolution of the Board of Directors being adopted. Other shareholders, who desire to submit their consents must do so by __________, 2007, in writing to the Company's corporate office, attention: Secretary of the Corporation. Once submitted, said consents will be irrevocable. A total of 65,862,072 outstanding shares of common stock, as of the Record Date will be entitled to vote on the Company’s proposed action described in this Information Statement.

On December 21, 2006, the following Consenting Shareholders, who collectively owned approximately 65.07% of our common stock, consented in writing to the proposed actions:

Name	Shares	Percentage

Umesh Patel	18,777,808	28.48%
Al Jinnah	3,306,117	5.02%
Linear Group, LLC	3,000,000	4.60%
Clayton Duxbury	3,000,000	4.60%
Digital Learning Management	603,000	0.90%
Shokan Environmental	3,000,000	4.60%
TMD Consulting	3,000,000	4.60%
Faisel Khan	4,845,000	7.40%
Osman Khan	3,045,291	4.60%
Brad Stewart	180,000	0.27%
Total	43,307,216	65.07%

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The actions described in this Information Statement cannot be taken until at least 20 days after this Information Statement has been first mailed to the Company's stockholders.

Pursuant to Section 228 of the Delaware General Corporation Law, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company's stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

NO DISSENTERS' RIGHTS

We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the our stockholders as a result of the actions proposed in this Information Statement.

NOTICE TO STOCKHOLDERS OF ACTIONS
APPROVED BY CONSENTING STOCKHOLDERS

The following action has been approved by the written consent of holders entitled to vote a majority of the aggregate shares of Common Stock of the Company:

General

The Board has approved, and the stockholders owning a majority of the issued and outstanding shares of the Common Stock have consented in writing to: (a) effect a reverse split of the Company's common stock in a ratio of one (1) new share for every 11.97492 existing shares of common stock. There will be no change to the authorized shares of common stock of the Company and any fractional shares will be rounded up, (b) to amend our Certificate of Incorporation to effect a 1-for-11.97492 reverse stock split with respect to our common stock while maintaining the current authorized shares of common stock (the “Amendment”), and (c) enter into the Share Exchange Agreement with Changchun Yongxin Dirui Medical Co., Ltd, a China corporation (“Yongxin”) and all of the shareholders of Yongxin.

A copy of the Certificate of Amendment effecting the change in authorized shares of Common Stock, in substantially the form to be filed with the Secretary of State of Delaware, is attached to this Information Statement as Exhibit “A”. The stockholders owning a majority have consented to the change in authorized shares of Common Stock, which will become effective on February 5, 2007 (the "Effective Date").

The Company has taken all action required under Delaware law to approve the Amendment; however, since stockholder approval of the Amendment was obtained by written consent rather than at a stockholders' meeting, Delaware law requires that notice be sent to all non-consenting stockholders notifying them of the actions taken not more than 30 days after the effective date of the consent and the Exchange Act will not permit such filing until the expiration of 20 calendar days from the date hereof. The Certificate of Amendment filed with the Delaware Secretary of State will not become effective until February 5, 2007, after the expiration of the 20-calendar day period.

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Stockholder Approval Previously Obtained

As of December 21, 2006, 65,862,072 shares of Company Common Stock were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. The Amendments require the approval the holders of at least a majority of the outstanding shares of Common Stock.

By written consent dated December 21, 2006, the stockholders owning a majority of the issued and outstanding shares of the Common Stock have approved the adoption and implementation of the Amendments. Such action is sufficient to satisfy the applicable requirements of Delaware law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on the Amendment at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Amendments.

ACTIONS 1 and 2

Purpose and Effect of Reverse Split of
Common Stock and Amendment to Certificate of Incorporation

Purpose. The purpose of the reverse stock split is to attempt to increase the per share trading value of our Common Stock. We believe that a decrease in the number of shares outstanding is likely to improve the trading price for our Common Stock, to increase the marketability of our stock to potential new investors and our ability to attract institutional investors to hold our shares, while decreasing the volatility of our stock price. In addition, we believe that effecting a reverse split while maintaining the authorized shares prior to effecting the Share Exchange with Yongxin will be more beneficial to our shareholders and the overall value of the Company than raising the authorized shares to complete the transaction.

The amendment to our Certificate of Incorporation will reflect the reverse stock split while maintaining unchanged the amount of authorized shares.

Effect. After the effective day of the proposed reverse stock split, each stockholder will own a reduced number of shares of Common Stock. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment will be decreased accordingly.

The reverse stock split will affect all common stockholders uniformly and will not affect any shareholders' percentage interest in the Company. There will be no change to the authorized shares of common stock of the Company and any fractional shares will be rounded up, so that no shareholder shall have less than 1 share after the effectiveness of the reverse split. In addition, if upon dividing your share ownership by the reverse split ratio of 11.97492 the resulting figure is a fraction, in determining the shares you will own after the reverse split, you should round up that fraction to the next whole number.

An effect of the existence of authorized but un-issued capital stock may be to enable the Company to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The Company does not have any current plans, proposals, or arrangements to propose any amendments to the Certificate of incorporation or bylaws that would have a material anti-takeover effect.

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We cannot predict the effect of any reverse stock split upon the market price over an extended period and, in many cases the market value of a company's common stock following a reverse split declines. We cannot assure you that the trading price of our Common Stock after the reverse stock split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

Further, as a result of any reverse split, some stockholders may own less than 100 shares of our common stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares of our common stock.

The table below shows the cumulative effect on our voting stock of the reverse stock split that will occur on the Effective Date.

	Prior to Reverse Split	After Reverse Split

Common Stock
Authorized	75,000,000	75,000,000
Issued & Outstanding	65,862,072	5,500,001
Shares Authorized and Reserved	9,137,928	69,499,999

Plans for Use of Shares

As discussed in further detail in our discussion of Action 3 regarding the Share Exchange Agreement, the Company intends to use the shares authorized and reserved for issuance, following the reverse split, to close on the Share Exchange Transaction with Yongxin. In particular, the Company intends to issue 51,000,000 shares of common stock to the Yongxin Shareholders. Moreover, the Company intends, if possible, and is negotiating to use shares of common stock to settle debt obligations. The Company does not currently have any definitive agreements for the settling of debt obligations.

EFFECTIVENESS OF AMENDMENT

The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment at any time prior to the filing of the Amendment upon consent of the Board and the holders of a majority of the existing Common Stock then issued and outstanding.

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ACTION 3

Share Exchange Agreement

General

Our board of directors on December 21, 2006 adopted a resolution, by unanimous written consent, to enter into a Share Exchange Agreement with Changchun Yongxin Dirui Medical Co., Ltd, a China corporation (“Yongxin”) and its shareholders (the “Shareholders”). The parties agreed that we will acquire all of the issued and outstanding shares of stock of Yongxin in exchange for the issuance in the aggregate of 51,000,000 of our shares of common stock to the Shareholders. Yongxin’s wholly-owned subsidiary, Jilin procince Yongxin Chain Drugstore Ltd, is a company formed under the laws of the People’s Republic of China. Yongxin and its subsidiary are hereafter referred to as “Yongxin”.

The entry into the Share Exchange Agreement does not require the approval of our Shareholders.

Background of the Agreement

Except with respect to the Share Exchange Agreement between us, Yongxin and its shareholders, during the past two years there have been no agreements, consolidations, acquisitions, tender offers or any material agreements of any kind or nature which were entered into between the above parties.

Reasons for the Agreement; Board Recommendation

Our Board of Directors does not believe that our current business operations can be sustained or expanded unless we grow revenues and/or limit our expenses. We believe that greater opportunities exist if we identify new or supplemental business opportunities which will likely become the major source of revenues for the Company. We believe that the transaction with Yongxin represents such an opportunity.

We will continue to focus on our online e-Learning systems and related services strategy, with sales and services focused around our VU Appliance product, training and education.

Effects of the Agreement

The closing of the transaction is subject to the following preconditions:

(a)  each of the representations and warranties of the Parties shall be true and correct at the time of the closing date except for changes permitted or contemplated by the Agreement,

(b)  the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or satisfied prior to the time of the Closing,

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(c)  Yongxin shall have received, and delivered documentation of, the approvals required, if any, from the Ministry of Commerce of the People’s Republic of China, the China Securities Regulatory Commission, the State Administration of Foreign Exchange, or any other Chinese governmental agency regulating the ownership of business operations in China by non-Chinese nationals and/or the ownership of offshore companies doing business in China by Chinese nationals,

(d)  we will have effectuated an approximate 12 for 1 reverse split of the our Common Stock prior to the time of closing,

(e)  we shall have settled, paid or otherwise resolved the Convertible Notes payable in the principal amount of $3,000,000 plus accrued interest in the approximate total amount of $895,945, and

(f)  No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on our business operations.

Assuming the preconditions are satisfied and the transaction closes as contemplated, Yongxin would remain our wholly owned operating subsidiary. As a result of the numerous preconditions to Closing, a Closing date has not been set, although, it is anticipated that such closing will take place in February, 2007.

Upon closing of this transaction as contemplated herein, a change of control will take place, with the Yongxin shareholders, owning approximately eighty-five percent (85%) of our total issued and outstanding common stock. In addition, it is contemplated that some or all of the current board of directors will tender their resignations and that Yongxin will appoint up to four (4) additional Board Members.

Immediately following the closing of the Agreement, assuming no intervening transactions or stock issuances, the following shareholders will beneficially own a minimum of 5% of our outstanding common stock. We note that the Company intends to negotiate and settle items of debt, as disclosed herein. There is a great likelihood that these items of debt will be settled through the issuance of stock of the Company. Accordingly, this chart is an estimate of the percent of share ownership following the Closing of the Agreement.

Name of Shareholder	No. of Shares	Percentage of Ownership

Misala Holdings Inc. BVI	18,600,000	31%

Boom Day Investments Ltd. BVI	17,400,000	29%

Accord Success Ltd., BVI	5,400,000	9%

Master Power Holdings Coup Ltd.	4,200,000	7%

Yongxin Business

Yongxin was established in 1993, for the purpose of engaging in the business of medicines wholesale, retail and third-party medicine logistics. Yongxin is located in Changchun City, Jilin Provincial with a staff of 358 of which 18 are Licensed Pharmacist and 55% of which have a college education. As of fiscal year end December 31, 2005 Yongxin had assets of $10,218,204 and liabilities of $5,550,465. For the nine months ended September 30, 2006, Yongxin had assets of $13,337,855 and liabilities of $7,373,424.

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With the business idea of “sustained operation, integrated innovation”, Yongxin has built a marketing network covering the whole Jilin province and radiating the northeast region, and the brand image of “sustained innovation” of Yongxin has firmly enjoyed popular support. In 2003, Yongxin passed Jilin Provincial FSDA Quality Certification System, National GSP Certification and won a number of honorary titles for several times such as “unit trusted by government”, and the development of Yongxin got strong support from national, provincial and municipal governments.

In 2004, Yongxin Medical established “Jilin procinceYongxin Chain Drugstore Ltd.”(Hereinafter referred to Yongxin Drugstore) with an investment of RMB 2,500,000 (equivalent to $303,000) to focus on developing a terminal network market. In July 2005, the company obtained the franchise right in Jilin province from American Medicine Shoppe (Meixin International Medical Chains) and now has developed 4 chains of “Meixin·Yongxin”. As of October 2006, Yongxin has developed 11 retail chains in the name of Yongxin Drugstore which covers a business area of 8,000 m2, scattered in key business region and large community inside Changchun city.

For the fiscal year end December 31, 2005 Yongxin had revenue of $37,935,885 and net income of $920,915. For the nine months ended September 30, 2006, Yongxin had revenue of $23,820,238 and net income of $1,352,494.

The description of the transactions contemplated by the Share Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Exchange Agreement attached hereto as Exhibit “B”.

The Financial Statements for Yongxin as reviewed and approved by the independent auditor for the Registrant, shall be filed following as required by the Exchange Act of 1934 within 71 days of the Closing of the Transaction on Form 8-K. The Financial Statements for Yongxin for the years ending December 31, 2004 and 2005 and the nine months ended September 30, 2006 as provided to the Company are attached hereto as Exhibit “C”.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of the Company’s outstanding Common Stock as of December 21, 2006 by: (i) each person known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each of the Company's named executive officers, (3) each of the Company's directors, and (4) all of the Company's executive officers and directors as a group.

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Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted, (1) the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them and (2) the address of each person listed in the following table (unless otherwise noted) is c/o Digital learning Management Corporation, 680 Langsdorf Drive, Suite 203, Fullerton, California 92831.

The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of December 21, 2006, but excludes shares of Common Stock underlying options held by any other person. The number of shares of Common Stock outstanding as of December 21, 2006 was 65,862,072. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name Beneficial Owner	Shares Common Stock Beneficially Owned	Percentage of Outstanding Common Stock

Umesh Patel(1)	18,777,808	28.48%

Craig Nagasugi(2)	1,750,000	2.66%

Al Jinnah(3)	3,306,117	5.02%

Gregory Frazer(4)	50,000.076%

Faisel Khan	4,845,000	7.40%

Khalid Sheikh(4)	50,000.076%

All 5% shareholders, directors 28,753,925 and executive Officers as a group (6 persons)		43.7%

(1)	President, Chief Financial Officer and Chairman.
(2)	Chief Executive Officer
(3)	Director and Secretary
(4)	Director

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OTHER ACTION

No other action was taken or authorized by the stockholders’ written consent to corporate action to which this Information Statement pertains.

COSTS OF INFORMATION STATEMENT

This Information Statement has been prepared by us and our Board of Directors. We will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing assembling, printing and mailing the Information Statement. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. We may pay for and use the services of other individuals or companies not regularly employed by us in connection with the distribution of this Information Statement if our Board of Directors determines that this is advisable.

By Order of the Board of Directors

           /s/ Umesh Patel
Umesh Patel, President, Chairman

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Exhibit A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
DIGITAL LEARNING MANAGEMENT CORPORATION

First: That the Board of Directors and a Majority of the Shareholders of Digital Learning Management Corporation (the "Corporation") by Written Consent dated as of December 21, 2006, adopted resolutions setting forth amendments to the Certificate of Incorporation of the Corporation as heretofore amended. The resolutions setting forth the proposed amendments are as follows:

Resolved, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered "Article IV" so that, as amended, said Article shall be amended to add the following provision:

ARTICLE IV:

(a) Each 11.97492 shares of Common Stock outstanding at 9:00 a.m. on the effective date, shall be deemed to be one (1) share of Common Stock of the Corporation, par value $0.001 per share. There shall be no fractional shares. Odd lots shall be rounded up.

Second: All other provisions of Article IV, including, but not limited to, the authorized shares of common and preferred stock, shall remain unchanged.

Third: That pursuant to Section 228 of the General Corporation Law of the State of Delaware, a consent setting forth resolutions approving the amendments set forth above was signed by holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted.

Fourth: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth: The effective date shall be February 5, 2007.

By:  ____________________________
President, Chairman

Name: Umesh Patel

Exhibit A-1

Exhibit B

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of the 21st day of December, 2006 (the “Agreement”), by and among Digital Learning Management Corporation., a Delaware corporation (the “Company”); Changchun Yongxin Dirui Medical Co., Ltd, a China corporation (“Yongxin”); and all of the shareholders of Yongxin, each of whom has executed a counterpart signature page to this Agreement (each, a “Shareholder” and collectively, the “Shareholders”). The Company, Yongxin and the Shareholders are collectively referred to herein as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Shareholders own all of the issued and outstanding capital of Yongxin (the “Yongxin Shares”), which in turn wholly owns Jilin procinceYongxin Chain Drugstore Ltd, a company formed under the laws of the People’s Republic of China (the “Subsidiary”).

WHEREAS, the Company desires to acquire from Shareholders, and Shareholders desire to sell to the Company, the Yongxin Shares in exchange for the issuance by the Company of an aggregate of 51,000,000 shares (the “Company Shares”) (post Roll Back) of Company Common Stock to the Shareholders and/or their designees on the terms and conditions set forth herein (the “Exchange”).

WHEREAS, after giving effect to the Exchange, and the Roll Back (as each is described herein), there will be approximately 60,000,001 shares of Company Common Stock issued and outstanding, 754,000 warrants outstanding and 160,000 options outstanding and 75,000,000 shares of Common Stock authorized.

WHEREAS, the parties intend, by executing this Agreement, to implement a tax-deferred exchange of property governed by Section 351 of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I
THE EXCHANGE

1.1 The Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a) the Company shall issue and deliver to the Shareholders and/or their designees the number of authorized but unissued shares of Company Common Stock set forth opposite their and/or their designee’s names set forth on Schedule 1.1(a) hereto or pursuant to separate instructions to be delivered prior to Closing, and

(b) Each Yongxin Shareholder agrees to contribute, transfer, assign and convey at Closing all of their Yongxin Shares to the Corporation, together with all other rights, claims and interests he or she may have with respect to Yongxin or its respective assets, and all claims he may have against its officers and directors, including, but not limited to, all rights to unpaid dividends and all claims and causes of action arising from or in connection with the ownership of Yongxin Shares or its issuance, excluding any right, claim or interest of same arising under this Agreement or in connection with the transaction contemplated by this Agreement. Each Yongxin Shareholder shall deliver to Yongxin all of his evidence of ownership representing the Yongxin Shares, together with legally valid transfer authority therefore, duly executed in blank, to be held by Yongxin for delivery at Closing.

1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place upon satisfaction or waiver by the appropriate parties of all conditions precedent, at the offices of Legal & Compliance LLC on or before [_______], 2007 (the “Closing Date”) at 3:00 p.m. Pacific Time, or at such place and time as mutually agreed upon by the parties hereto.

1.3 Effective Time. The Exchange shall become effective (the “Effective Time”) at such time as all of the conditions to set forth in Article VII hereof have been satisfied or waived by the Parties hereto.

1.4 Tax Consequences. It is intended by the parties hereto that for United States income tax purposes, the contribution and transfer of the Yongxin Shares by the Shareholders to the Company in exchange for Company Shares constitutes a tax-deferred exchange within the meaning of Section 351 of the Code.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Yongxin and the Shareholders each of which the Corporation represents to be true and correct on the date hereof and (except as the Corporation may notify Yongxin in writing prior to the Closing) shall be deemed made again as of the Closing and represented by the Corporation to be true and correct at the time of the Closing:

2.1 Due Organization and Qualification; Due Authorization.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Corporation has the full power and authority to conduct the business in which it will engage upon completion of the transaction contemplated herein. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company. Accurate, current and complete copies of the Articles of Incorporation and Bylaws of the Corporation are attached hereto as Schedule 2.1(a).

(b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity except its subsidiaries a list of which are set forth on Schedule 2.1(b).

(c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation, as amended, or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (“Liens”) upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3 Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 80,000,000 shares of which 75,000,000 , have been designated as Company Common Stock $.001 par value and 5,000,000  shares have been designed as authorized blank check preferred stock. As of the date hereof, there are 65,862,072 shares of Company Common Stock issued and outstanding. As of the date immediately proceeding the Exchange, and taking into account the proposed reverse split and anticipated share issuances, there will be 9,000,001 shares of the Company Common Stock issued and outstanding. All of the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Company Shares will not be issued in violation of any preemptive right of stockholders. As of the date hereof, there are 754,000 warrants of which 704,000 are exercisable at $0.12 per share and 50,000 are exercisable at $3.00 per share and 160,000 options of which 110,000 are exercisable at $0.388 per share and 50,000 are exercisable at $1.00 per share, outstanding. There is no outstanding voting trust agreement or other contract, agreement, arrangement, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4 Financial Statements . Available for review on the Securities and Exchange Commission, EDGAR system are the (i) balance sheet of the Company at December 31, 2005, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the fiscal year then ended, including the notes thereto, as audited by Kabani & Company, Inc., independent registered public accounting firm and (ii) unaudited balance sheet of the Company at September 30, 2006, and the related statements of operations, and cash flows for the nine month period then ended (the “Financial Statements”). The Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. The Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5 No Assets or Liabilities. Except as set forth on the Financial Statements and as incurred in the ordinary course of business, or for those not incurred in the ordinary course of business as set forth on Schedule 2.5 hereto, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

2.6 Taxes. The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.7 Indebtedness; Contracts; No Defaults. Except as otherwise disclosed, the Corporation’s periodic reports available on the EDGAR filing system contain an accurate, current and complete list and description of each contract and agreement, whether written or oral ("Contract"), (other than this Agreement) to which the Corporation is a party or by which the Corporation or any of its assets are bound. An accurate, current and complete copy of each Contract has been or will be made available to Yongxin for inspection and copying. No claim of breach of contract, tort, product liability or other claim, contingent or otherwise, has been asserted or threatened against the Corporation nor, to the best of the Corporation's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against the Corporation. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

2.8  Offers. There are no outstanding offers, bids, proposals or quotations made by the Corporation which, if accepted, would create a Contract with the Corporation.

2.9 Real Property. The Company does not own or lease any real property.

2.10 Compliance with Law. The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws. The Corporation has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where the Corporation has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by the Corporation, and no polychlorinated biphenyls are used or stored at any property owned or leased by the Corporation.

2.11 Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

2.12 Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve month period preceding the date hereof. Except as disclosed on Schedule 2.12 hereto, there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company except as set out in schedule IV. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.13 Insurance. The Company does not currently maintain any form of insurance.

2.14 Patents; Trademarks and Intellectual Property Rights. The Company does not own or possesses any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

2.15 Securities Law Compliance. The Company has complied with all of the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”), and has complied with all applicable blue sky laws.

2.16  Officers, Directors, Agents, etc. Umesh I Patel, Gregory Frazer, Khalid Sheikh, Al Jinnah, Craig Nagasugi and Gerald Newman are the sole officers and directors of the Corporation. Umesh Patel and Craig Nagasugi have employment agreements.

2.17  Labor Matters. The Corporation is not a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or (ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, medical, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreements other than those particular employment agreements with Umesh Patel and Craig Nagasugi. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against the Corporation arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

2.18  Books and Records. The Corporation's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of the Corporation's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which the Corporation is or was a party or by which the Corporation or any of its assets are or were affected.

2.19  Consents. The execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

2.20  Improper Payments. Neither the Corporation, nor any of its current or former shareholders, directors, officers or employees or agents, nor any person acting on behalf of the Corporation, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of the Corporation were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. The Corporation has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Corporation's books and records, or which account was not listed, titled or identified in the name of the Corporation.

2.21  Full Disclosure. All the representations and warranties made by the Corporation herein or in any Schedule, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by the Corporation, its agents or representatives, are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF YONGXIN

Yongxin and the Shareholders severally represent and warrant to the Company each of which Yongxin and the Shareholders represents to be true and correct on the date hereof and (except as Yongxin and the Shareholders may notify the Corporation in writing prior to the Closing) shall be deemed made again as of the Closing and represented by Yongxin and the Shareholders to be true and correct at the time of the Closing:

3.1 Due Organization and Qualification; Subsidiaries, Due Authorization.

(a) Yongxin is a corporation duly incorporated, validly existing and in good standing under the laws of the China, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Yongxin is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Yongxin. Yongxin has the full power and authority to conduct the business in which it will engage upon completion of the transaction contemplated herein.

(b) Yongxin does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than the Subsidiary. The Subsidiary is wholly owned by Yongxin , free and clear of all liens. There is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Yongxin to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of Yongxin or the Subsidiary.

(c) Yongxin has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Yongxin has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Yongxin, enforceable against Yongxin in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by Yongxin and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of Yongxin or any of the Subsidiaries, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Yongxin or any of the Subsidiaries is a party or by which Yongxin or any of the Subsidiaries or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of Yongxin or any of the Subsidiaries, (iii) terminate or give any parry the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which Yongxin is a party or by which Yongxin or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which Yongxin is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3 Capitalization. The authorized capital stock of Yongxin immediately prior to giving effect to the transactions contemplated hereby consists of $1,827,805 registered capital. Except as set forth herein, all of the registered capital of Yongxin is duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to Yongxin Shares, will not be transferred in violation of any rights of third parties. The Yongxin Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Yongxin to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common shares. All of the Yongxin Shares are owned of record and beneficially by the Shareholders free and clear of any liens, claims, encumbrances, or restrictions of any kind.

3.4 Taxes. Yongxin has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of Yongxin and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Yongxin such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in 3.4 of the Disclosure Schedule, no extension for the filing of any such return or report is currently in effect. Except as indicated in Item 3.4 of the Disclosure Schedule, no tax return or tax return liability of Yongxin has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 3.4 of the Disclosure Schedule, Yongxin has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending for past due Taxes. Except as indicated in Item 3.4 of the Disclosure Statement, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Yongxin have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Yongxin and in the Yongxin Financial Statements.

3.5 Financial Statements. Item 3.5 of the Disclosure Schedule to this Agreement, includes copies the (i) balance sheet of the Company at December 31, 2005, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the fiscal year then ended, including the notes thereto, as audited by Kabani & Company, independent registered public accounting firm and (ii) unaudited balance sheet of the Company at September 30, 2006, and the related statements of operations, and cash flows for the nine month period then ended (the “Financial Statements”). The Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. The Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

3.6 Conduct Since Date of Balance Sheet. Except as otherwise set forth herein), none of the following has occurred since the date of the Balance Sheet:

(a) Any material adverse change in the financial condition, obligations, capitalization, business, prospects or operations of Yongxin, nor are there any circumstances known to Yongxin which might result in such a material adverse change or such an effect;

(b) Any increase of indebtedness of Yongxin other than in the ordinary course of business;

(c) Any settlement or other resolution of any dispute or proceeding other than in the ordinary course of business;

(d) Any cancellation by Yongxin, without payment in full, of any obligation to Yongxin of any shareholder, director, officer or employee of Yongxin (or any member of their respective families), or any entity in which any shareholder, director or officer of Yongxin (or any member of their respective families) has any direct or indirect interests;

(e) Any obligation incurred by Yongxin other than in the ordinary course of business;

(f) Any payment, discharge or satisfaction of any obligation or judgment, other than in the ordinary course of business; or

(i) Any agreement obligating Yongxin to do or take any of the actions referred to in this Section 3.5 outside the ordinary course of business.

3.7 Compliance with Law. Yongxin and the Subsidiary are conducting their respective businesses in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business. Neither Yongxin nor the Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. Yongxin has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where Yongxin has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by Yongxin.

3.8 Litigation.

(a) There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting Yongxin or any of the Subsidiary or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof;

(b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting Yongxin or any of the Subsidiaries; and

(c) neither Yongxin nor the Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.9  Consents. The execution, delivery and performance by Yongxin of this Agreement and the consummation by Yongxin of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

3.10  Contracts. An accurate, current and complete copy of each material Contract has been furnished to the Corporation. Scott Crane and Robert Siegel shall take all action necessary to cause that certain line of credit agreement with Regions Bank (now known as Union Planter’s Bank) to be paid off and closed prior to the Closing hereof. As an additional alternative Scott Crane and Robert Siegel shall take the necessary action to transfer such line of credit into their personal names, or another entity name, and shall cause Regions Bank (now known as Union Planter’s Bank) to issue and release of liability to Yongxin prior to Closing.

3.11  Offers. There are no outstanding offers, bids, proposals or quotations made by Yongxin which, if accepted, would create a Contract with Yongxin.

3.12  Officers, Directors, Agents, etc. Yongxin Liu, Yongkui Liu, Fan Wenbo and Yongmei Wang are the sole officers and directors of Yongxin.

3.13  Labor Matters. Yongxin is not and has never been a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or (ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, Yongxin, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreement. No former employee of Yongxin has any claim against Yongxin (whether under federal or state law, any employment agreement or otherwise) on account of or for: (i) overtime pay; (ii) wages or salary for any period; (iii) vacation, time-off or pay in lieu of vacation or time-off; or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against Yongxin arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

3.14  Books and Records. Yongxin's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of Yongxin's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which Yongxin is or was a party or by which Yongxin or any of its assets are or were affected.

3.15  Other Liabilities. No claim of breach of contract, tort, product liability or other claim (whether arising from Yongxin's business operations or otherwise), contingent or otherwise, has been asserted or threatened against Yongxin nor, to the best of Yongxin's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against Yongxin. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

3.16  Consents. The execution, delivery and performance by Yongxin of this Agreement and the consummation by Yongxin of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

3.17  Judgments. There is no outstanding judgment against Yongxin. There is no health or safety problem involving or affecting Yongxin. There are no open workers compensation claims against Yongxin, or any other obligation, fact or circumstance which would give rise to any right of indemnification on the part of any current or former shareholder, partner, director, officer, employee or agent of Yongxin, or any heir or personal representative thereof, against Yongxin or any successor to the business of Yongxin.

3.18  Improper Payments. Neither Yongxin, nor any of its current or former shareholders, partners, directors, officers or employees or agents, nor any person acting on behalf of Yongxin, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of Yongxin were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. Yongxin has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Yongxin corporate books and records, or which account was not listed, titled or identified in the name of Yongxin.

3.19  Full Disclosure. All the representations and warranties made by Yongxin herein or in any Schedule hereto, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by Yongxin, its agents or representatives are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.

ARTICLE IV
REPRESENTATION AND WARRANTIES OF THE SHAREHOLDERS

Each Shareholder for himself, herself or itself only, and not with respect to any other Shareholder, hereby severally represents and warrants to the Company that now and/or as of the Closing:

4.1 Title to Shares. Each of the Shareholders is the legal and beneficial owner of the Yongxin Shares to be transferred to the Company by such Shareholders as set forth opposite each Shareholder’s name in Schedule 4.1 hereto, and upon consummation of the exchange contemplated herein, the Company will acquire from each of the Shareholders good and marketable title to the Yongxin Shares, free and clear of all liens excepting only such restrictions upon future transfers by the Company, if any, as maybe imposed by applicable law. The information set forth on Schedule 4.1 with respect to each Shareholder is accurate and complete.

4.2 Due Authorization. Each of the Shareholders has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of each of the Shareholders, enforceable against such Shareholders in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.3 Purchase for Investment.

(a) Each of the Shareholders is acquiring the Company Shares for investment for each of the Shareholders’ own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Shareholders has no present intention of selling, granting any participation in, or otherwise distributing the same. Each of the Shareholders further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b) Each of the Shareholders understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on each of the Shareholders’ representations set forth herein.

4.4 Investment Experience. Each of the Shareholders acknowledges that he, she or it can bear the economic risk of his or her investment, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

4.5 Information. Each of the Shareholders has carefully reviewed such information as such Shareholders deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each of the Shareholders, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Shareholder has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Shareholders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which the Shareholders has relied in making an exchange of the Yongxin Shares for the Company Shares.

4.6 Restricted Securities. Each of the Shareholders understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Company Shares must be held indefinitely. Each of the Shareholders is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

4.7 Exempt Issuance. Each of the Shareholders acknowledges that he, she or it must assure the Company that the offer and sale of the Company Shares to such Shareholder qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States. Each of the Shareholders agrees that he meets the criteria established in one or more of subsections (a) or (b), below.

(a) Accredited Investor, Section 4(2) of the Securities Act and/or Rule 506 of Regulation D. The Shareholder qualifies as an “accredited investor”, as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

(b) Offshore Investor, Rule 903 of Regulation S. The Shareholder is not a U.S. Person, as defined in Rule 901 of Regulation S, promulgated under the Securities Act, and the Shareholder, severally but not jointly, represents and warrants to the Company that:

(i) The Shareholder is not acquiring the Company Shares as a result of, and such Shareholder covenants that e, she or it will not engage in any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Company Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Company Shares;

(ii) The Shareholder is not acquiring the Company Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(iii) The Shareholder is a resident of the People’s Republic of China;

(iv) the offer and the sale of the Company Shares to such Shareholder as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the People’s Republic of China;

(v) the Shareholder is outside the United States when receiving and executing this Agreement and that the Shareholder will be outside the United States when acquiring the Company Shares,

(vi) and the Shareholder covenants with Company that:

(1)
offers and sales of any of the Company Shares prior to the expiration of a period of one year after the date of original issuance of the Company Shares (the one year period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws; and

(2)	The Shareholder will not engage in hedging transactions with respect to the Company Shares until after the expiration of the Distribution Compliance Period.

ARTICLE V
COVENANTS

5.1 Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such parry’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

ARTICLE VI
DELIVERIES

6.1 Items to be delivered to the Shareholders prior to or at Closing by the Company.

(a) Articles of Incorporation and amendments thereto, By-laws and amendments thereto, and a certificate of good standing in the Company’s state of incorporation;

(b) all applicable schedules hereto;

(c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

(d) shareholder list;

(e) all financial statements and all tax returns in possession of the Company;

(f) resolution from the Company’s Board appointing the designees of the Shareholders to the Company’s Board of Directors;

(g) resolution from the Company’s Board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

(h) letters of resignation from the Company’s current officers and directors to be effective upon Closing and after the appointments described in Section 6.1(f);

(i) certificates representing shares of the Company Shares issued in the denominations as set forth opposite the name of the Shareholders and/or its designees on Schedule I to this Agreement;

(j) any other document reasonably requested by the Shareholders that it deems necessary for the consummation of this transaction.

6.2 Items to be delivered to the Company prior to or at Closing by Yongxin and the Shareholders.

(a) all applicable schedules hereto;

(b) instructions from Yongxin appointing its designees to the Company’s Board of Directors;

(c) share certificates and duly executed stock powers from the Shareholders transferring the Yongxin Shares to the Company;

(d) resolutions from the Board of Directors of Yongxin, if applicable, and shareholder resolutions approving the transactions contemplated hereby; and

(e) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

ARTICLE VII
CONDITIONS PRECEDENT

7.1 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement.

(b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

(c) Yongxin and the Subsidiary shall have received, and delivered documentation of, the approvals required, if any, from the Ministry of Commerce of the People’s Republic of China, the China Securities Regulatory Commission, the State Administration of Foreign Exchange, or any other Chinese governmental agency regulating the ownership of business operations in China by non-Chinese nationals and/or the ownership of offshore companies doing business in China by Chinese nationals.

(d) The Company will effectuate an approximate 12 for 1 reverse split of the Company Common Stocks of the Company prior to the time of closing.

(e) That the Company shall have settled, paid or otherwise resolved the Convertible Notes payable in the principal amount of $3,000,000 plus accrued interest in the approximate total amount of $895,945.

(f) Absence of Litigation. No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of the Corporation.

7.2 Conditions to Obligations of Shareholders. The obligations of Shareholders shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

(a) The Company shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

(b) The Company shall have complied with Rule 14(f)(1) of the Exchange Act, if required.

7.3 Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment at or prior to or at the Closing, of each of the following conditions:

(a) Yongxin and the Shareholders shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

(b) The Shareholders shall have delivered to the Company the share certificates and duly executed stock powers from the Shareholders transferring the Yongxin Shares to the Company.

(c) All representations and warranties made by Yongxin and the Yongxin Shareholders contained in this Agreement and the Schedules hereto shall be true and correct in all respects on the date hereof, and shall be true and correct in all respects at the time of the Closing as though such representations were again made, without exception or deviation, at the time of the Closing.

(d) Yongxin and the Yongxin Shareholders shall have duly performed or complied with all of the covenants and obligations under this Agreement to be performed or complied with by them on or prior to the Closing.

(e) No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement.

ARTICLE VIII
INDEMNIFICATION

8.1 Indemnity of the Company. The Company agrees as to defend, indemnify and hold harmless the Shareholders from and against, and to reimburse the Shareholders with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (collectively the “Losses”) asserted against or incurred by the Shareholders by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

8.2 Indemnity of the Shareholders. The Shareholders, joint and severally, agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all losses, including, without limitation, reasonable attorneys’ fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the Shareholders or in any document or certificate delivered by the Shareholders pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby, it being understood that the Shareholders shall have responsibility hereunder only for the representations and warranties made by the Shareholders.

8.3 Indemnification Procedure. A party (an “Indemnified Party”) seeking indemnification shall give prompt notice to the other party (the “Indemnifying Party”) of any claim for indemnification arising under this Article VIII. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party’s own cost and expense, including the cost and expense of reasonable attorneys’ fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party’s legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Parry which consent shall not be unreasonably withheld.

ARTICLE IX
TERMINATION

9.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

(a) The mutual agreement of the Parties;

(b) Either the Corporation or Yongxin, but not by a Shareholder if

(i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished; or

(ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement;

(c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred.

ARTICLE X
COVENANTS SUBSEQUENT TO CLOSING

10.1 Subsequent SEC Filings. The Chief Executive Officer and Chief Financial Officer, or other principal administrative and financial officers, of the Company shall cooperate with and assist Yongxin with the preparation of the first Quarterly or Annual Report, as applicable, to be filed with the Commission subsequent to the Closing to the extent disclosure is required regarding the prior operations, financial condition, or actions of, or other information pertaining to, the Company for the period(s) ended prior to the Closing. Such cooperation and assistance shall include, but not be limited to, provision of subcertifications regarding the disclosures controls and procedures and internal control over financial reporting of the Company, provision of and participation in review of interim financial statements, and review and provision of feedback on a draft of the required Report.

10.2 Umesh Patel shall assist the Company in negotiating and resolving outstanding debts.

ARTICLE XI
MISCELLANEOUS

11.1 Survival of Representations, Warranties and Agreements. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein. Except as specifically set forth in this Agreement, representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any party hereto from and after the Closing Date. Each warranty and representation made by a party in this Agreement or pursuant hereto is independent of all other warranties and representations made by the same party in this Agreement or pursuant hereto (whether or not covering identical, related or similar matters) and must be independently and separately satisfied. Exceptions or qualifications to any such warranty or representation shall not be construed as exceptions or qualifications to any other warranty or representation.

11.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

11.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

11.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

Attention:

If to the Shareholders and Yongxin:

Yongxin Medical Group, Ltd.
2152 San Huancheng Road
Chang Chun, China
Attention:

With a copy to:

Laura E. Anthony, Esquire
Legal & Compliance, LLC
330 Clematis Street
Suite 217
West Palm Beach, FL 33401
Office: 561-514-0936
Fax: 561-514-0832

If to the Company:

Digital Learning Management Corporation
680 Langsdorf Drive, Suite 203
Fullerton, CA 92831
Attn: Umesh Patel, Chairman
Fax:

With a copy to:

Danton Mak
Sheldon Mak Rose & Anderson
225 South Lake Avenue, 9th Floor
Pasadena, CA 91101-3021
Fax: 626-795-6321

11.5 Entire Agreement. This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

11.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

11.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

11.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

11.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

11.11 Litigation. If any party hereto is required to engage in litigation or arbitration against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any of its or his rights under this Agreement, and such litigation results in a final judgment in favor of such party (the "Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred by the Prevailing Party in so enforcing or defending its or his rights hereunder, including, but not limited to, all attorneys' fees, paralegals' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

DIGITAL LEARNING MANAGEMENT CORPORATION.

By:_____________________________
Name: Umesh Patel
Title: Chairman

YONGXIN MEDICAL GROUP, LTD.

By:_____________________________
Name:
Title: Chief Executive Officer

[SIGNATURE PAGES FOR SHAREHOLDERS FOLLOW]

YONGXIN MEDICAL GROUP, LTD.
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated [________], 2006

Among Digital Learning Management Corporation.,
Yongxin Medical Group, Ltd., and
The Shareholders of Yongxin Medical Group, Ltd.

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

(Signature)

(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:	______________________________________________________________________ ______________________________________________________________________

Telephone:	(____) ________________________________________________________________
Facsimile:	(____) ________________________________________________________________

Number of Yongxin Shares Held: ____________

SCHEDULE 1.1(a)

Name	Number of Company Shares

1. Misala Holdings Inc. BVI	18,600,000
2. Boom Day Investments Ltd. BVI	17,400,000
3. Accord Success Ltd., BVI	5,400,000
4. Perfect Sum Investment Ltd. BVI	1,200,000
5. Full Spring Group Ltd. BVI	1,800,000
6. Grand Opus Co. Ltd., BVI	2,400,000
7. Master Power Holdings Coup Ltd. BVI	4,200,000
TOTAL	51,500,000

-i-

SCHEDULE 2.1(a)
DIGITAL LEARNING MANAGEMENT, INC. ARTICLES AND BYLAWS

-ii-

SCHEDULE 2.1(b)
DIGITAL LEARNING MANAGEMENT, INC. SUBSIDIARIES

Digital Learning Institute Inc., a Delaware corporation.

In addition, Digital Learning Institute has the following subsidiaries:

Software Education of America, a California corporation
Mckinley Education Services, a California corporation
Digital Knowledge Works, a Delaware corporation
Coursemate, a California corporation

-iii-

SCHEDULE 2.5
SHEDULE OF ADJUSTMENT TO DIGITAL LEARNING FINANCIAL STATEMENTS

Since the date of the last financial statements, the Company has incurred debts in the ordinary course of business in the approximate amount of $50,000.

-iv-

SCHEDULE 2.12
LITIGATION

-v-

SCHEDULE 3.5
YONGXIN FINANCIAL STATEMENTS

-vi-

SCHEDULE 4.1
YONGXIN CAPITAL OWNERSHIP SCHEDULE

Name	% of Yongxin owned

1. Yongxin Liu	51%
2. Yongkui Liu	49%

TOTAL	100%

-vii-

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD
& SUBSIDIARIES
FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Changchun Yongxin Dirui Medical Co., Ltd & Subsidiaries

We have audited the accompanying balance sheets of Changchun Yongxin Dirui Medical Co., Ltd & Subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related statements of income, stockholders' equity, and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with US generally accepted accounting principles.

/s/ Kabani & Company, Inc.

Los Angeles, California
October 22, 2006

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

	2005	2004
ASSETS
Current Assets
Cash and cash equivalents	$1,469,595	$1,390,420
Advances to employees	58,006	156,232
Accounts receivable, net	1,729,820	1,220,996
Other receivable, net	48,555	43,352
Advances to suppliers	85,132	90,549
Loan from related party	5,270	23,196
Prepaid expenses	106,373	72,727
Inventory	5,976,380	5,173,957
Total Current Assets	9,479,132	8,171,430

Property, Plant & Equipment, net	703,872	605,487

Deferred Expenses - Non Current	35,199	-

	$10,218,204	$8,776,917

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$3,689,259	$3,783,859
Other payable	111,212	40,297
Tax payable	1,326,821	1,258,056
Accrued expenses	54,826	133,630
Advances from customers	279,615	274,677
Advances from related parties	88,732	159,138
Total Current Liabilities	5,550,465	5,649,658

Stockholders' Equity
Capital stock	1,827,805	1,208,240
Other comprehensive income	(115,537)	-
Retained earnings	2,955,471	1,919,020
Total Stockholders' Equity	4,667,739	3,127,260

	$10,218,204	$8,776,917

The accompanying notes are an integral part of these consolidated financial statements

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
Net Revenue	$37,935,885	$35,721,170
Cost of Revenue	34,936,260	32,550,823
Gross Profit	2,999,626	3,170,346

Operating Expenses
Selling expense	1,142,676	876,353
General and administrative expenses	1,049,834	801,671
Total operating expenses	2,192,510	1,678,025

Income From Operations	807,115	1,492,321
Other (Income) Expense
Other income	(709,815)	(163,579)
Non operation income	(148,298)	(664,861)
Other expenses	(27,735)	(25,097)
Non operation expenses	(59,752)	(97,183)
	(770,626)	(706,160)

Income Before Income Taxes	1,577,741	2,198,481

Provision For Income Taxes	541,290	575,546

Net Income	1,036,451	1,622,935

Other Comprehensive Income
Foreign Currency Translation	(115,537)	-

Comprehensive Income	$920,915	$1,622,935

The accompanying notes are an integral part of these consolidated financial statements

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,036,451	$1,622,935
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	136,570	39,189
(Increase) / decrease in assets:
Accounts receivable	(470,412)	676,590
Advances to employees	100,680	(19,067)
Other receivable	(4,033)	91,483
Advances to suppliers	7,616	(10,229)
Loan from related party	110,825	(3,200)
Prepaid expenses	(31,307)	39,771
Deferred assets	(34,668)
Inventory	(562,989)	3,480,284
Increase / (decrease) in liabilities:
Accounts payable	(188,455)	2,836,532
Other payable	64,098	150,575
Tax payable	-	1,005,632
Accrued expenses	57,367	(4,881)
Advances from customers	(2,054)	365,233
Loan from related party	(165,938)	(19,422)
Total Adjustments	(982,702)	8,628,490
Net cash provided by operations	53,750	10,251,425

CASH FLOWS FROM INVESTING ACTIVITIES
Disposal of property & equipment, net	-	357,050
Acquisition of property & equipment, net	(518,704)	-
Net cash provided by (used in) investing	(518,703)	357,049

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution of share capital	610,230	1,378,114

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(66,102)	(68,883)

NET INCREASE IN CASH AND CASH EQUIVALENTS	79,174	11,917,705

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE	1,390,420	(10,527,285)

CASH AND CASH EQUIVALENTS, ENDING BALANCE	$1,469,595	$1,390,420

SUPPLEMENTAL DISCLOSURES:

Cash paid during the seven month period for:

Interest paid	$-	$-

Income tax paid	$541,290	$575,546

The accompanying notes are an integral part of these consolidated financial statements

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

				Total
	Capital Stock	Comprehensive	Retained	Stockholders'
	Amount	Income	Earnings	Equity
Balance December 31, 2003	$1,208,240	$-	$296,085	$1,504,325

Contributed capital	-	-	-	-

Net income for the year	-	-	1,622,935	1,622,935

Balance December 31, 2004	1,208,240	-	1,919,020	3,127,260

Contributed capital	619,565	-	-	619,565

Comprehensive income	-	(115,537)	-	(115,537)

Net income for the year	-	-	1,036,451	1,036,451

Balance December 31, 2005	$1,827,805	$(115,537)	$2,955,471	$4,667,739

The accompanying notes are an integral part of these consolidated financial statements

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 1 - ORGANIZATION

Changchun Yongxin Dirui Medical Co, Inc. & Subsidiaries (“the Company”), was established in 1993, covers main business of medicines wholesale, retail and third-party medicine logistics business, with the registered capital of RMB 15,000,000 currently equalivalent to $1,827,805 and the total assets of RMB 80,400,000 equivalent to $10,000,000. It is located in Changchun City, Jilin Provincial with staff of 358 in which Licensed Pharmacist are 18 and 55% of the staff have the college education.

With the business idea of “sustained operation, integrated innovation”, the Company has built a marketing network covering the whole province and radiating the northeast region, and the brand image of “sustained innovation” of the company has firmly enjoyed popular support. In 2003, the Company passed Jilin Provincial FSDA Quality Certification System, National GSP Certification and won a number of honorary titles for several times such as “unit trusted by government”, and the development of the company got strong support from national, provincial and municipal governments.

In 2004, Yongxin Medical established “Jilin procinceYongxin Chain Drugstore Ltd.”(Hereinafter referred to Yongxin Drugstore) with an investment of RMB 2,500,000 equivalent to $303,000 focuses on developing terminal network market. Yongxin Drugstore, holding the business idea of “care life, value health”, regarding “save every penny for the people” and “make good neighbors with the people” as the purpose of service to extent the sale terminal to the ultimate consumers. In July 2005, the company achieved the franchise right in Jilin province from American Medicine Shoppe (Meixin International Medical Chains) and by now has developed 4 chains of “Meixin·Yongxin”. Until to October 2006, there have developed 11 retail chains in the name of Yongxin Drugstore which covers a business area of 8,000 m2, scattered in key business region and large community inside Changchun city, which designed according to unified planned VI and adopted unified information system.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Our functional currency is the Chinese Renminbi; however the accompanying financial statements have been translated and presented in United States Dollars ($).

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Foreign Currency Translation
The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company maintains books and records in their functional currency, being the primary currency of the economic environment in which the operations are conducted. In general, the Company translates the assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Advances to suppliers

The Company advances to certain vendors for purchase of its material. The advances to suppliers are interest free and unsecured.

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 5 to 10 years. The building is computed using the straight-line method over useful live of 39 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations. Assets held under capital leases are recorded at the lesser of the present value of the future minimum lease payments or the fair value of the leased property. Expenditures for maintenance and repairs are charged to operations as incurred.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2005 and 2004, there were no significant impairments of its long-lived assets used in operations.

Fair Value of Financial Instruments

Statement of Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments", requires that the Company disclose estimated fair values of financial instruments.

The Company's financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivables, advances to suppliers, accounts payable, other payable, tax payable, and related party advances and borrowings.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates.

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Revenue Recognition

Sale of goods

Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Segment Reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company’s financial statements as the Company consists of one reportable business segment. All revenue is from customers in People's Republic of China. All of the Company’s assets are located in People's Republic of China.

Recently Issued Accounting Standards

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. Management believes that this statement will not have a significant impact on the financial statement.

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Management believes that this statement will not have a significant impact on the financial statement.

In June 2005, the EITF reached consensus on Issue No. 05-6, determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company's financial position or results of operations.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities:

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant

Impact on the financial statement.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

a.	A brief description of the provisions of this Statement

b.	The date that adoption is required

c.	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NOTE 4 - ACCOUNTS RECEIVABLE

Accounts receivable as of December 31, 2005 and 2004 consisted of the following:

	2005	2004
Accounts receivables	$1,741,411	$1,330,624
Less: allowance for doubtful accounts	(267,111)	(228,457)

Net	$1,474,300	$1,102,166

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 5 - ADVANCES TO SUPPLIERS

The Company made advances to suppliers to purchase inventory. This amount represents the advances paid by the Company to suppliers of $85,132 and $90,549 at December 31, 2005 and 2004, respectively.

NOTE 6 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

The balances of Company prepaid expenses and other current assets as of December 31, 2005 and 2004 are summarized as follows:

	2005	2004
Other receivable, net	$48,555	$43,352
Advance to employees	58,006	156,232
Prepaid expenses	106,373	72,727

Total	$212,934	$272,311

Loan from related parties represent amount due from officer. The amount due are interest free, due on demand and unsecured.

NOTE 7 - INVENTORIES

Inventories are valued at the lower of cost (determined on a first-in, first-out basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of December 31, 2005 and 2004, inventory consisted of finished goods of $5,976,380 and $5,100,859, respectively.

NOTE 8 - PROPERTIES AND EOUIPMENT

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Office Equipment	5 years
Vehicles	5 years
Computer Hardware and Software	5 years
Buildings	39 years

The balances of Company property and equipment as of December 31, 2005 and 2004 are summarized as follows:

	2005	2004
Office Equipment	$197,530	$357,450
Vehicles	124,116	92,887
Buildings	435,786	227,003
Computer software	78,372	21,958
	835,804	699,298

Less: Accumulated depreciation	(131,932)	(93,811)

Property and equipment, net	$$703,872	$$605,487

NOTE 8 - ACCOUNTS PAYABLE

The Company made accounts payable to purchase inventory. This amount represents the accounts payable should be paid by the Company to suppliers of $3,689,259 and $3,783,859 at December 31, 2005 and 2004 respectively.

NOTE 9 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities as of December 31, 2005 and 2004 are summarized as follows

	2005	2004
Other payable	$111,212	$40,297
Tax payable	1,326,821	1,258,056
Accrued expense	54,826	133,630
Advances from customers	279,615	274,677
Advances from related parties	88,732	159,138

Total	$1,861,206	$1,865,798

CHANGCHUN YONGXIN DIRUI MEDICAL CO., LTD& SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 10 - COMMITMENTS

a) Operating Leases

The Company leases its offices and facilities under long-term, non-cancelable lease agreements expiring at various dates through December 31, 2006. The non-cancelable operating lease agreements provide that the Company pays certain operating expenses applicable to the leased premises according to the Chinese Law.

The future minimum annual lease payments required under the operating leases are as follows:

Year Ending December	Payments
2006	78,650
2007	78,650
2008	78,650
2009	54,450
2010	7,563
Total future lease payments	$297,963

NOTE 11 - SHAREHOLDERS’ EQUITY

a) Registered capital and paid in capital:

The registered capital is RMB 15,000,000 equivalent to $1,827,805 approximately.

The registered and paid in capital of the Company as of December 31, 2005 and 2004 are as follows:
	2005	2004
Liu YongXin	$926,149	$$612,215
Liu Kunwu	901,656	596,025

Total	$1,827,805	$1,208,240